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                       NEW ENGLAND LIFE INSURANCE COMPANY
                           AMERICAN FORERUNNER SERIES
                        SUPPLEMENT DATED OCTOBER 4, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002

     For Contracts issued in New York, the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, each a Portfolio of the American Funds Insurance Series, are now available as investment options.

     However, these Portfolios will be closed to additional investments during the annuity period. In other words, once annuity payments begin, you cannot transfer any Contract Value to any Portfolio of the American Funds Insurance Series.

VA278